UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2018
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 10, 2018, Lumentum Holdings Inc. ("Lumentum") filed with the Securities and Exchange Commission ("SEC"), a Current Report on Form 8-K (the "Original Form 8-K") disclosing that on December 10, 2018, pursuant to an Agreement and Plan of Merger, dated as of March 11, 2018, by and among Lumentum, Oclaro, Inc., a Delaware corporation (“Oclaro”), Prota Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Lumentum (“Merger Sub”), and Prota Merger, LLC, a Delaware limited liability company and a wholly owned subsidiary of Lumentum, Merger Sub merged with and into Oclaro, with Oclaro surviving the merger.

In the Original Form 8-K, Lumentum stated its intention to file the historical financial statements of Oclaro and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K/A amends the Original Form 8-K in order to provide the required financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Filed by Oclaro with the SEC on August 23, 2018 on Form 10-K and incorporated by reference herein as the following exhibit:

99.1
Audited consolidated financial statements of Oclaro as of June 30, 2018 and for the year ended June 30, 2018 and the notes thereto and the Report of the Independent Registered Public Accounting Firm thereon (incorporated by reference to F-1 - F-2 and F-5 - F-41 of Oclaro's Annual Report on Form 10-K for the year ended June 30, 2018 (SEC File No. 000-30684), filed with the SEC on August 23, 2018).

Filed by Oclaro with the SEC on November 8, 2018 on Form 10-Q and incorporated by reference herein as the following exhibit:

99.2
Unaudited condensed consolidated financial statements of Oclaro as of September 29, 2018 and for the three months ended September 29, 2018 and the notes thereto (incorporated by reference to page 3 - page 24 of Oclaro's Quarterly Report on Form 10-Q for the three months ended September 29, 2018 (SEC File No. 000-30684), filed with the SEC on November 8, 2018).

(b)	Pro Forma Financial Information
Attached hereto and included herein as the following exhibit:

99.3
The (i) the related unaudited pro forma condensed combined statements of operations for the six month period ended December 29, 2018, and the year ended June 30, 2018, which gives effect to the merger as if it had occurred on July 2, 2017; and (ii) the related notes to such unaudited pro forma condensed combined financial statements.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm of Oclaro (Grant Thornton LLP).
99.1
Audited consolidated financial statements of Oclaro as of June 30, 2018 and for the year ended June 30, 2018 and the notes thereto and the Report of the Independent Registered Public Accounting Firm thereon (incorporated by reference to F-1 - F-2 and F-5 - F-41 of Oclaro's Annual Report on Form 10-K for the year ended June 30, 2018 (SEC File No. 000-30684), filed with the SEC on August 23, 2018).

99.2
Unaudited condensed consolidated financial statements of Oclaro as of September 29, 2018 and for the three months ended September 29, 2018 and the notes thereto (incorporated by reference to page 3 - page 24 of Oclaro's Quarterly Report on Form 10-Q for the three months ended September 29, 2018 (SEC File No. 000-30684), filed with the SEC on November 8, 2018).

99.3	Unaudited pro forma condensed combined financial information of Lumentum and Oclaro.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Wajid Ali
	Name:	Wajid Ali
	Title:	Executive Vice President, Chief Financial Officer

February 15, 2019

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm of Oclaro (Grant Thornton LLP).
99.1
Audited consolidated financial statements of Oclaro as of June 30, 2018 and for the year ended June 30, 2018 and the notes thereto and the Report of the Independent Registered Public Accounting Firm thereon (incorporated by reference to F-1 - F-2 and F-5 - F-41 of Oclaro's Annual Report on Form 10-K for the year ended June 30, 2018 (SEC File No. 000-30684), filed with the SEC on August 23, 2018).

99.2
Unaudited condensed consolidated financial statements of Oclaro as of September 29, 2018 and for the three months ended September 29, 2018 and the notes thereto (incorporated by reference to page 3 - page 24 of Oclaro's Quarterly Report on Form 10-Q for the three months ended September 29, 2018 (SEC File No. 000-30684), filed with the SEC on November 8, 2018).

99.3	Unaudited pro forma condensed combined financial information of Lumentum and Oclaro.